UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 8, 2005

STRATOS INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-30869 (Commission File Number)	36-4360035 (IRS Employer Identification No.)

7444 West Wilson Avenue, Chicago, IL (Address of principal executive offices)	60706 (Zip Code)
Registrant’s telephone number, including area code: (708) 867-9600
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 2.02. Results of Operations and Financial Condition
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Exhibit Index
Press Release
Script for a Conference Call

Item 1.01. Entry into a Material Definitive Agreement.
          On August 8, 2005, the salary of Barry Hollingsworth, the Company’s Chief Financial Officer, was adjusted to $145,000 annually.
Item 2.02. Results of Operations and Financial Condition.
          On August 25, 2005, the registrant issued a press release announcing its financial results for its first quarter ended July 31, 2005, which press release is attached hereto as Exhibit 99.1.
          Also on August 25, 2005, the registrant held a conference call to discuss its financial results for the first quarter ended July 31, 2005. The registrant’s script for that conference call is attached hereto as Exhibit 99.2.
          The information contained in this report and the exhibits attached hereto is furnished solely pursuant to Item 2.02 of this Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, unless the registrant specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act.
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits.
     The following exhibits are furnished with this document:

Exhibit
Number	Description of Exhibit
99.1	Press Release titled “Stratos International Announces First Quarter Results” dated August 25, 2005.

99.2	Script for a Conference Call held by Stratos International, Inc. on August 25, 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATOS INTERNATIONAL, INC.

	By:	/s/ Barry Hollingsworth

		Name:	Barry Hollingsworth
		Title:	Chief Financial Officer

Date: August ___, 2005

Exhibit Index

Exhibit
Number	Description of Exhibit
99.1	Press Release titled “Stratos International Announces Third First Results” dated August 25, 2005.

99.2	Script for a Conference Call held by Stratos International, Inc. on August 25, 2005.